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                                                                   Exhibit 10.16

                                 AMENDMENT NO. 2

                                       TO

                          UNDERWRITING AGENCY AGREEMENT
                       DATED DECEMBER 1, 2001, AS AMENDED

WHEREAS, Allied World Assurance Company, Ltd and IPCRe Underwriting Services Ltd. had entered into an Underwriting Agency Agreement dated as of December 1, 2001 and amended on February 21, 2003;

WHEREAS, Section 2.2 C of the Underwriting Agency Agreement the Zonal Limit is established at $200 million;

WHEREAS, it is deemed desirable to increase the Zonal Limit to $225 million.

NOW, THEREFORE IT IS AGREED that Section 2.2 C of the Underwriting Agency Agreement be amended to increase the Zonal Limit to "$225 million per zone;"

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT NO. 2 to the UNDERWRITING AGENCY AGREEMENT as of March 28, 2003.

For and on behalf of                    For and on behalf of
IPCRE UNDERWRITING SERVICES LTD.        ALLIED WORLD ASSURANCE COMPANY, LTD


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